U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2010
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Offering of 6 5/8% Senior Notes due 2018 by Celanese US Holdings LLC
     On September 24, 2010, Celanese US Holdings LLC (“Celanese US”), a wholly owned subsidiary of Celanese Corporation (the “Company”), completed an offering of $600 million in aggregate principal amount of its 6 5/8% Senior Notes due 2018 (the “Notes”) in a private placement conducted pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Notes are guaranteed on a senior unsecured basis by the Company and each of the domestic subsidiaries of Celanese US that guarantee its obligations under its senior secured credit facilities (the “Subsidiary Guarantors”). A copy of the press release dated as of September 29, 2010 announcing the closing of the offering is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1 and is incorporated herein by reference in its entirety.
     The Notes were issued under an indenture dated as of September 24, 2010 (the “Indenture”) among Celanese US, the Company, the Subsidiary Guarantors and Wells Fargo Bank, National Association, as trustee. The Notes bear interest at a rate of 6 5/8% per annum and were priced at 100% of par. Celanese US will pay interest on the Notes on April 15 and October 15 of each year commencing on April 15, 2011. The Notes will mature on October 15, 2018. The Notes are redeemable, in whole or in part, at any time on or after October 15, 2014 at the redemption prices specified in the Indenture. Prior to October 15, 2014, Celanese US may redeem some or all of the Notes at a redemption price of 100% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date, plus a “make-whole” premium as specified in the Indenture. The Notes are senior unsecured obligations of Celanese US and rank equally in right of payment with all other unsubordinated indebtedness of Celanese US.
     The description of the terms of the Indenture is qualified in its entirety by reference to such agreement. A copy of the Indenture is attached to this Current Report as Exhibit 4.1 and is incorporated herein by reference in its entirety.
     The holders of the Notes are entitled to the benefits of a registration rights agreement dated September 24, 2010 (the “Registration Rights Agreement”), by and among Celanese US and the initial purchasers listed therein. Pursuant to the Registration Rights Agreement, Celanese US has agreed to use commercially reasonable efforts to file a registration statement (an “Exchange Offer Registration Statement”) with respect to a registered exchange offer (an “Exchange Offer”) to exchange the Notes for new notes with terms substantially identical in all material respects to the Notes (except that the new notes will not have transfer restrictions, registration rights or be entitled to Additional Interest (as defined below)), to cause the Exchange Offer Registration Statement to be declared effective by the SEC under the Securities Act and to consummate the Exchange Offer by the 270th day after the date of the initial issuance of the Notes. Celanese US may also, in certain circumstances, be required pursuant to the Registration Rights Agreement to file and cause to become effective a shelf registration statement with respect to resales of the Notes.
     If, on or before the 270th day after the original issue date of the Notes, (a) Celanese US has not exchanged the new notes for all Notes validly tendered in accordance with the terms of an Exchange Offer or, if required, a shelf registration statement covering resales of the Notes has not been declared effective, or (b) a shelf registration statement covering resales of the Notes is required and becomes effective but such shelf registration statement ceases to be effective during the period specified in the Registration Rights Agreement (subject to certain exceptions) (each such event referred to in clauses (a) and (b) of this paragraph, a “Registration Default”), then additional interest (“Additional Interest”) shall accrue on the outstanding principal amount of the Notes from and including the date on which such Registration Default has occurred at a rate of 0.25% per annum for the first 90 day period immediately following such date and will increase by an additional 0.25% per annum at the end of each subsequent 90 day period, up to a maximum rate of 1.00% per annum; provided, however, that Additional Interest will not accrue in respect of more than one Registration Default at any time. Additional Interest will cease to accrue upon the earliest to occur of (i) the date on which the Registration Default giving rise to such Additional Interest shall have been cured and (ii) the date that is the second anniversary of the closing date of the offering.
     The description of the terms of the Registration Rights Agreement is qualified in its entirety by reference to such agreement. A copy of the Registration Rights Agreement is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference in its entirety.

Amendment to Senior Credit Facilities
     On September 29, 2010, the Company, Celanese US, and certain of the domestic subsidiaries of Celanese US entered into an Amendment Agreement (the “Amendment Agreement”) with the lenders under Celanese US’s existing senior secured credit facilities in order to amend and restate the corresponding Credit Agreement, dated as of April 2, 2007 (as previously amended, the “Existing Credit Agreement”, and as amended and restated by the Amendment Agreement, the “Amended Credit Agreement”), by and among the Company, Celanese US, the subsidiaries of Celanese US from time to time party thereto as borrowers and guarantors, Deutsche Bank AG, New York Branch, as administrative agent and collateral agent, Deutsche Bank Securities Inc. and Banc of Americas Securities LLC as joint lead arrangers and joint book runners, HSBC Securities (USA) Inc., JPMorgan Chase Bank, N.A., and The Royal Bank of Scotland PLC, as Co-Documentation Agents, the other lenders party thereto (the “Lenders”) and certain other agents for the Lenders.
     Shortly prior to entering into the Amendment Agreement, the Company, through its subsidiaries, prepaid outstanding Term Loans under the Existing Credit Agreement in an aggregate principal amount of $800 million. The prepaid principal amount was comprised of $649 million of U.S. Dollar-denominated term loans and €114 million of Euro-denominated term loans.
     As part of the Amendment Agreement, approximately $1,140 million of U.S. Dollar-denominated Term Loans and €204 million of Euro-denominated Term Loans under the Existing Credit Agreement were converted into Term C Loans having an extended maturity of October 31, 2016. The non-extended portions of the Term Loans were continued under the Amended Credit Agreement as Term B Loans, having principal amounts of $417 million and €69 million, respectively, without change to the maturity date of April 2, 2014 provided under the Existing Credit Agreement. Additionally, approximately $431 million of Revolving Facility Commitments under the Existing Credit Agreement were converted into Tranche 2 Revolving Facility Commitments having a termination date of October 31, 2015. Also, the Lenders extended an additional $169 million of new revolving facility commitments under the Amended Credit Agreement, resulting in a total principal amount of Tranche 2 Revolving Facility Commitments of $600 million. The non-extended Revolving Facility Commitments were continued under the Amended Credit Agreement as Tranche 1 Revolving Facility Commitments, having a principal amount of approximately $169 million, without change to the existing termination date of April 2, 2013. Revolving loans, swingline loans and letters of credit issued under the revolving facility will be drawn ratably across both Tranche 1 and Tranche 2 until the termination date of the Tranche 1 Revolving Facility Commitments, and thereafter will be drawn on Tranche 2. The Company intends to terminate all outstanding commitments under the Tranche 1 Revolving Facility shortly following the closing of the transaction.
     Borrowings under the Amended Credit Agreement will continue to bear interest at a variable interest rate based on LIBOR (for U.S. Dollars) or EURIBOR (for Euros), as applicable, or, for U.S. Dollar-denominated loans under certain circumstances, a base rate, in each case plus an applicable margin. The applicable margin for the Term B Loans and any loans under the Credit-Linked Revolving Facility is 1.75% above LIBOR or EURIBOR, as applicable, subject to reduction by 0.25% if the Company’s total net leverage ratio is 2.25:1.00 or less. The applicable margin for the Term C Loans is 3.00% above LIBOR or EURIBOR, as applicable, subject to increase by 0.25% if the Company’s total net leverage ratio is above 2.25:1.00, and subject to reduction by 0.25% if the Company’s total net leverage ratio is 1.75:1.00 or less. The applicable margin for loans under the Tranche 1 Revolving Credit Facility is currently 1.25% above LIBOR or EURIBOR, as applicable; subject to increase or reduction in certain circumstances based on changes in the Company’s corporate credit ratings. The applicable margin for loans under the Tranche 2 Revolving Credit Facility is currently 2.50% above LIBOR or EURIBOR, as applicable, subject to increase or reduction in certain circumstances based on changes in the Company’s corporate credit ratings. Term Loans under the Amended Credit Agreement are subject to amortization at 1% of the initial principal amount per annum, payable quarterly.
     The Amended Credit Agreement is guaranteed by the Company and certain domestic subsidiaries of Celanese US and is secured by a lien on substantially all assets of Celanese US and such guarantors, subject to certain agreed exceptions (including for certain real property and certain shares of foreign subsidiaries), pursuant to the Guarantee and Collateral Agreement, dated as of April 2, 2007, by and among the Company, Celanese US, certain subsidiaries of Celanese US and Deutsche Bank AG, New York Branch (as amended by the Amendment Agreement, the “Guarantee and Collateral Agreement”), which is incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 28, 2010.

     The Amended Credit Agreement contains covenants that are substantially similar to those found in the Existing Credit Agreement, including, but not limited to, restrictions on the Company’s and its subsidiaries’ ability to incur indebtedness; grant liens on assets; merge, consolidate, or sell assets; pay dividends or make other restricted payments; make investments; prepay or modify certain indebtedness; engage in transactions with affiliates; enter into sale-leaseback transactions or hedge transactions; or engage in other businesses; as well as a covenant requiring maintenance of a maximum first lien senior secured leverage ratio of not greater than 4.25:1.00 or, for periods ending December 31, 2010 or later, 3.90:1.00, which covenant is only tested when any revolving facility credit extensions are outstanding. The Amended Credit Agreement also maintains, from the Existing Credit Agreement, a number of events of default, including a cross default to other debt of the Company, Celanese US, or their subsidiaries, including the Notes, in an aggregate amount equal to more than $40 million and the occurrence of a change of control. Failure to comply with these covenants, or the occurrence of any other event of default, could result in acceleration of the loans and other financial obligations under the Amended Credit Agreement.
     The foregoing does not constitute a complete summary of the terms of the Amendment Agreement, the Amended Credit Agreement and the Guarantee and Collateral Agreement. The descriptions of the terms of the Amendment Agreement, the Amended Credit Agreement and the Guarantee and Collateral Agreement are qualified in their entirety by reference to such agreements. Copies of the Amendment Agreement and the Amended Credit Agreement are attached to this Current Report as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference in their entirety. A copy of the press release dated as of September 29, 2010 announcing the amendment of the Existing Credit Agreement is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference in its entirety

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Description
4.1	Indenture, dated September 24, 2010, by and among Celanese US Holdings LLC, the guarantors party thereto, and Wells Fargo Bank, National Association, as trustee.
10.1	Registration Rights Agreement, dated September 24, 2010, among Celanese US Holdings LLC, the guarantors party thereto, and the initial purchasers listed therein.
10.2
Amendment Agreement, dated September 29, 2010 among Celanese Corporation, Celanese US Holdings LLC, certain subsidiaries of Celanese US Holdings LLC, the lenders party thereto, Deutsche Bank AG, New York Branch, as administrative agent and as collateral agent, and Deutsche Bank Securities LLC and Banc of Americas Securities LLC as joint lead arrangers and joint book runners.

10.3
Amended and Restated Credit Agreement, dated September 29, 2010 among Celanese Corporation, Celanese US Holdings LLC, the subsidiaries of Celanese US Holdings LLC from time to time party thereto as borrowers and guarantors, Deutsche Bank AG, New York Branch, as administrative agent and collateral agent, Deutsche Bank Securities LLC and Banc of Americas Securities LLC as joint lead arrangers and joint book runners, HSBC Securities (USA) Inc., JPMorgan Chase Bank, N.A., and The Royal Bank of Scotland PLC, as Co-Documentation Agents, the other lenders party thereto, and certain other agents for such lenders.

99.1	Press Release dated September 29, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ Alexander M Ludlow
	Name:	Alexander M Ludlow
	Title:	Senior Counsel and Assistant Corporate Secretary

Date: September 29, 2010

Exhibit Index

Exhibit Number	Description
4.1	Indenture, dated September 24, 2010, by and among Celanese US Holdings LLC, the guarantors party thereto, and Wells Fargo Bank, National Association, as trustee.
10.1	Registration Rights Agreement, dated September 24, 2010, among Celanese US Holdings LLC, the guarantors party thereto, and the initial purchasers listed therein.
10.2
Amendment Agreement, dated September 29, 2010 among Celanese Corporation, Celanese US Holdings LLC, certain subsidiaries of Celanese US Holdings LLC, the lenders party thereto, Deutsche Bank AG, New York Branch, as administrative agent and as collateral agent, and Deutsche Bank Securities LLC and Banc of Americas Securities LLC as joint lead arrangers and joint book runners.

10.3
Amended and Restated Credit Agreement, dated September 29, 2010 among Celanese Corporation, Celanese US Holdings LLC, the subsidiaries of Celanese US Holdings LLC from time to time party thereto as borrowers and guarantors, Deutsche Bank AG, New York Branch, as administrative agent and collateral agent, Deutsche Bank Securities LLC and Banc of Americas Securities LLC as joint lead arrangers and joint book runners, HSBC Securities (USA) Inc., JPMorgan Chase Bank, N.A., and The Royal Bank of Scotland PLC, as Co-Documentation Agents, the other lenders party thereto, and certain other agents for such lenders.

99.1	Press Release dated September 29, 2010.